                                                                    EXHIBIT 23.3



                 CONSENT OF NATIONAL CONFECTIONERS ASSOCIATION



    We consent to the reference to National Confectioners Association under the captions "Prospectus Summary--The Industry" and "Business--The Industry" in Amendment No. 3 to the Registration Statement (Form S-1 No. 333-33751) and related prospectus of Archibald Candy Corporation dated October 8, 1997.



                                NATIONAL CONFECTIONERS ASSOCIATION

                                By:              /s/ JAMES CORCORAN
                                     -----------------------------------------
                                                   James Corcoran
                                            DIRECTOR OF TRADE RELATIONS



October 8, 1997